UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MEXCO ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
American Stock Exchange - MXC

July 12, 2007

Dear Fellow Shareholder:

We cordially invite you to attend the annual meeting of shareholders of Mexco Energy Corporation to be held on Thursday, September 13, 2007, at 10:00 a.m., C.S.T., at the Petroleum Club of Midland, 501 West Wall, Midland, Texas.

At this year’s meeting, you will be asked to re-elect the Board of Directors and ratify the appointment of Grant Thornton, LLP as our independent auditors. Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote by signing, dating and mailing a proxy or voting instructions card. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Thank you for your continued interest in Mexco Energy Corporation.

Very truly yours,

Nicholas C. Taylor
President and Chief Executive Officer

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
(432) 682-1119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 13, 2007

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (“the Company”) will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, at 10:00 a.m. on September 13, 2007, for the following purposes:

1.	Electing Directors of the Company.

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as independent auditors of the Company for the fiscal year ending March 31, 2008.

3.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 18, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 12th day of July 2007.

BY ORDER OF THE BOARD OF DIRECTORS

DONNA GAIL YANKO, SECRETARY

IMPORTANT

Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

TABLE OF CONTENTS

Solicitation of Proxy	2

Purpose of Meeting	2

Voting Rights	2

Corporate Governance	3

Election of Directors	3

Directors and Executive Officers	3

Meetings and Committees of Directors	5

Compensation Committee Interlocks and Insider Participation	6

Compensation Committee Report on Executive Compensation	6

Report of the Audit Committee	6

Director Compensation	7

Management Compensation	7

Summary Compensation Table	7

Employee Incentive Stock Option Plans	8

Equity Compensation Plan Information	8

Option Grants in Last Fiscal Year	8

Aggregated Option Exercises in Fiscal Year 2007 and Fiscal Year-End Option Values	9

Fiscal Year End Equity Awards	9

Performance Graph	10

Security Ownership of Certain Beneficial Owners and Management	11

Section 16(a) Beneficial Ownership Reporting Compliance	11

Certain Relationships and Related Transactions	11

Audit Fees and Services	12

Ratification of Selection of Independent Auditors	12

Access to Reports	12

Stockholders Proposals for Next Annual Meeting	12

Householding	12

Other Matters	13

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, September 13, 2007

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 13, 2007, and at any adjournment or postponements thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about July 25, 2007.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as independent auditors of the Company for the fiscal year ending March 31, 2008; and

3.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

The voting securities of the Company consist solely of common stock, par value $0.50 per share ("Common Stock").

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 18, 2007, at which time the Company had outstanding and entitled to vote at the meeting 1,771,366 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on the matter abstained from. With regard to the election of directors, votes may be cast in favor or or withheld from each nominee. Votes that are withheld will be excluded from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS", FOR THE APPOINTMENT OF GRANT THORNTON LLP AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and other officers.

ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 13, 2007, seven persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the current Directors have announced that they are available for reelection to the Board of Directors. The Company's nominees for the seven directorships are:

Thomas R. Craddick	Jack D. Ladd	Nicholas C. Taylor
Thomas Graham, Jr.	Jeffry A. Smith	Donna Gail Yanko
Arden R. Grover

For information about each nominee, see "Directors and Executive Officers."

DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors currently consists of two persons who are employees of the Company, four persons who are not employees of the Company (three of which are outside directors) and one non-independent director who is a consultant of the Company. The Board of Directors has determined that each of the three outside directors, namely Messrs. Graham, Ladd and Grover are independent in accordance with American Stock Exchange rules and under the Exchange Act. Since over 50% of the voting power of the Company is held by an individual, pursuant to Section 121 of the American Stock Exchange rules the Company has elected to utilize the exception to the American Stock Exchange requirement in Section 802 that at least a majority of the directors on the Board of Directors of each listed Company consist of independent directors as defined in Section 121A of said rules.

In furtherance of corporate objectives, effective January 1, 2007, Jeff Smith, a member of the board of directors resigned his position as a member of the audit, nominating and compensation committees and on April 1, 2007, entered into a consulting agreement with the Company to provide geological consulting services for a fee of $10,000 per month. Thomas Graham, Jr. ceased being a salaried Chairman of the Board and became non-executive Chairman of the Board for which he is to be paid a fee of $2,000 per month for his services. Mr. Graham serves as an independent director and member of the audit, nominating and compensation committees as of January 1, 2007.

Set forth below are the names, ages and positions of the Company's directors and executive officers as of July 12, 2007.

Name	Age	Position with the Company
Thomas R. Craddick	63	Director
Thomas Graham, Jr.	73	Chairman of the Board and Director
Arden R. Grover	81	Director
Jack D. Ladd	57	Director
Tamala McComic	38	Chief Financial Officer, Vice President, Treasurer, Assistant Secretary
Jeffry A. Smith	60	Director
Nicholas C. Taylor	69	Chief Executive Officer, President and Director
Donna Gail Yanko	63	Vice President, Secretary and Director

The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified. Set forth below are descriptions of the principal occupations during at least the past five years of the Company's directors and executive officers.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998. Since 1968 to the present, Mr. Craddick has served as a Representative and in 2003 became Speaker of the House of Representatives of the State of Texas. Throughout his tenure of the past 19 sessions of the Legislature, Representative Craddick has served on various committees and conferences. For more than the past eight years Mr. Craddick has been the sales representative for Mustang Mud, Inc., as well as the owner of Craddick Properties and owner and President of Craddick, Inc., both of which invest in oil and gas properties and real estate.

THOMAS GRAHAM, JR.* was appointed Chairman of the Board of Directors, by the directors of the Company in July 1997, having served as a director from 1990 through 1994. From July 1994 through July 1997, Mr. Graham served as a United States Ambassador. For nearly fifteen years prior thereto, Mr. Graham served as the General Counsel, United States Arms Control and Disarmament Agency, as well as Acting Director and as Acting Deputy Director of such Agency successively, in 1993 and 1994. In these and prior positions he held a senior position in every arms control negotiation in which the United States participated from 1970 - 1997. Mr. Graham currently serves as Chairman of the Board of Thorium Power Ltd. and as Chairman of the Board of the Cypress Fund for Peace and Security. He is a Fellow at the Eisenhower Institute. In addition, Mr. Graham is a Board Member of the United States Industry Coalition (helping U.S. business in Russia), Chairman of the Bi-partisan Security Group (working with the U.S. Congress) and adjunct professor at Stanford University and the University of Washington (Seattle). Mr. Graham is the author of “Disarmament Sketches”, University of Washington Press, 2002 and “Common Sense on Weapons of Mass Destruction”, University of Washington Press, 2004, as well as, the co-author of “Cornerstones of Security”, University of Washington Press, 2003 and “Spy Satellites and Other Intelligence Technologies that Changed History”, University of Washington Press, 2007.

ARDEN R. GROVER* was elected to the Board of Directors of the Company in September 2001. Mr. Grover has been an independent oil and gas producer for more than 40 years and is the managing partner of Grover Family L.P., an oil and gas producing company. He is a Director of Glencoe Resources Ltd., Calgary, Alberta, Canada and an advisory Director of Caithness Resources Inc., a geothermal energy company. Mr. Grover is a past President of the Permian Basin Petroleum Association.

JACK D. LADD* was elected to the Board of Directors of the Company in March 1998. In July 2007 Mr. Ladd began serving as Dean of the School of Business of the University of Texas at Permian Basin. Prior to his appointment as Dean, Mr. Ladd served for 2 ½ years as Director of the John Ben Shepherd Leadership Institute of the UTPB. Previously, Mr. Ladd was a shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas for 28 years. Mr. Ladd was a partner in various real estate partnerships and is an arbitrator for the National Association of Securities Dealers, and a mediator certified by the Attorney Mediation Institute. Mr. Ladd is a director for three other for-profit corporations other then the Company. These include Thorium Power, Inc., Map Resources, Inc. and Renovar Energy Corporation. Mr. Ladd also serves on numerous philanthropic boards. In 2002, Mr. Ladd was appointed by the Governor of Texas as a member of the State Securities Board to serve a six year term and in 2004 to serve as Chairman thereof, and in 2003, the Select Committee on Education of the State of Texas.

JEFFRY A. SMITH was appointed to the Board of Directors of the Company in March 2005. For the past approximately 7 years, Mr. Smith has been a geological consultant for several major and independent oil companies. Previously, he had served as Vice President of Exploration for two independent oil companies. He served as an exploration geologist for Mobil Oil Corporation, Midwest Oil Corporation and Burma Oil and Gas Corporation in the early years of his career. Mr. Smith is a certified geologist of the Texas Board of Professional Geoscientists. He is a member of AAPG, PBS-SEPM, WTGS and SIPES. His publications include: “Development in West Texas and Eastern New Mexico in 1975: AAPG Bull, V. 60, No. 8” and “Introductory Paper to 1977 Gas Field Symposium - WTGS Publisher”.

NICHOLAS C. TAYLOR was elected President, Treasurer and Director of the Company in April 1983 and continues to serve as President and Director on a part time basis, as required. Mr. Taylor served as Treasurer until March 1999. From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production. For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm. In 1995, he was appointed by the Governor of Texas to the State Securities Board through January 2001. In addition to serving as chairman for four years, he continued to serve as a member of such board to 2004. He began serving as a Commissioner of the Texas State Ethics Commission in November 2005.

DONNA GAIL YANKO has served as Vice President part-time and as a Director of the Company since 1990. She has also served as Corporate Secretary of the Company since 1992 and from 1986 to 1992 was Assistant Secretary of the Company. From 1986 to the present, on a part-time basis, she has assisted the President of the Company in his personal business activities.

TAMMY L. MCCOMIC joined the Company in 2001, and was elected Chief Financial Officer and Vice President in 2003. Prior thereto, Ms. McComic served the Company as Controller, Treasurer and Assistant Secretary. From 1994 to 2001 Ms. McComic was Regional Controller and Credit Manager for Transit Mix Concrete & Materials Company, a subsidiary of Trinity Industries, Inc. Ms. McComic is a Certified Public Accountant.

*Indicates independence has been determined by the Board of Directors in accordance with the American Stock Exchange rules.

MEETINGS AND COMMITTEES OF DIRECTORS

During fiscal year ended March 31, 2007, the Board of Directors held four meetings. All of the Directors attended these meetings, except that one member of the Board of Directors was absent from one meeting.

The board of directors has established the following standing committees: audit, compensation and nominating.

The table below shows the current membership of each committee of the Board and the number of meetings each committee held in fiscal 2007:

Director	Audit	Compensation	Nominating
Thomas R. Craddick
Thomas Graham, Jr.	X	X	X
Arden R. Grover	X	Chair	Chair
Jack D. Ladd	Chair	X	X
Jeffry A. Smith
Nicholas C. Taylor
Donna Gail Yanko
2007 Meetings	4	4	4

Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Grover and Graham, all of whom are non-employee directors and “independent”, as defined in Section 121A of the American Stock Exchange rules and the Exchange Act. The Board of Directors has determined that Mr. Ladd, who currently serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Ladd's level of knowledge, experience and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held four meetings during fiscal year ended March 31, 2007. All members of the Audit Committee attended these meetings. The Audit Committee operates under a written charter adopted and approved by the Board of Directors in fiscal 2004, a copy of which may be accessed on the internet at www.sec.gov. The report of the Audit Committee for fiscal year 2007 is included in this proxy statement on page 6.

Compensation Committee. The Compensation Committee currently consists of Messrs. Grover, Chairman, Ladd, and Graham, all of whom are non-employee directors and “independent” as defined in Section 121A of the American Stock Exchange rules and the Exchange Act. The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business. The Compensation Committee held four meetings during the fiscal year ended March 31, 2007. All members of the Compensation Committee attended such meetings. The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005, a copy of which may be accessed on the internet at www.sec.gov. The report of the Compensation Committee for fiscal year 2007 is included in this proxy statement on page 6.

Nominating Committee. The Nominating Committee currently consists of Messrs. Grover, Chairman, Ladd and Graham, all of whom are non-employee directors and “independent” as defined in Section 121A of the American Stock Exchange rules and the Exchange Act. The Nominating Committee held four meetings during the fiscal year ended March 31, 2007, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected. The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005, a copy of which may be accessed on the internet at www.sec.gov.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Ladd, Grover and Graham are current members thereof. No member of the Compensation Committee is an officer or employee of the Company. None of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee. The Company’s Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To the Stockholders of Mexco Energy Corporation:

The Company’s Compensation Committee makes recommendations regarding compensation of the Company’s executive officers, including the CEO, subject to approval of the entire Board of Directors.

Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company’s business, and to provide rewards which are closely linked to the Company and individual performance.

Executive compensation for all executive officers is based on the performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

July 12, 2007	Compensation Committee
Arden R. Grover Jack D. Ladd Thomas Graham, Jr.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter to govern the Audit Committee. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2007. The Audit Committee met four times during fiscal 2007. The current members of the Audit Committee are independent directors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the independent auditors at Grant Thornton LLP, as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors that firm’s independence from the Company and its management. The Audit Committee has concluded that non-audit services provided by Grant Thornton LLP do not result in conflict in maintaining that firm’s independence.

Audit fees billed to the Company by Grant Thornton LLP for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $87,275 during the Company’s 2007 fiscal year. The Company has obtained no other services from Grant Thornton LLP.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2007 be included in the Company’s Annual Report on Form 10-K.

July 12, 2007	Audit Committee
Jack D. Ladd Arden R. Grover Thomas Graham, Jr.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid to each Director who is not an executive officer for services to the Company during fiscal year 2007.

Director	Fees Paid in Cash (2)	Stock Option Awards (5)	Stock Awards		All Other Compensation		Total
Thomas R. Craddick	$6,000	$368	$-		$-		$6,368
Thomas Graham, Jr. (3)	$28,500	$22,079	$-		$-		$50,579
Arden R. Grover	$4,500	$-	$-		$-		$4,500
Jack D. Ladd	$4,500	$4,480	$-		$-		$8,980
Jeffry A. Smith	$4,500	$38,123	$14,100	(1)	$18,000	(4)	$74,723

(1)	Mr. Smith was granted a stock award of 2,000 shares as provided by the Company’s Employee Incentive Stock Plan described below.

(2)	Director’s fees are paid at the rate of $1,500 per director quarterly. The Directors’ fees for the fourth quarter of fiscal 2007 were paid in fiscal 2008.

(3)
Thomas Graham, Jr. ceased being a salaried Chairman of the Board and became non-executive Chairman of the Board effective January 1, 2007 for which he is to be paid a fee of $2,000 per month for his services.

(4)	Amount consisted of consulting fees.

(5)
The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended March 31,  2007, in accordance with SFAS No. 123(R) for option awards granted pursuant to the 2004 Incentive Stock Plan and may  include amounts from option awards granted in and prior to fiscal 2007. For a discussion of valuation assumptions, see  Note 10 - Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K  for year ended March 31, 2007.

MANAGEMENT COMPENSATION

The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company's employees with those of its stockholders through potential stock ownership.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning annual and long-term compensation paid or accrued to executive officers for services in all capacities to the Company during fiscal years 2007, 2006 and 2005.

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2007	$-	$-	$-	$4,500	$4,500
CEO & President	2006	$-	$-	$-	$6,100	$6,100
	2005	$-	$-	$-	$500	$500
Donna Gail Yanko	2007	$23,355	$3,000	$11,725	$4,500	$42,580
Vice President & Secretary	2006	$21,165	$3,000	$-	$6,000	$30,165
	2005	$20,400	$2,500	$-	$-	$22,900
Tamala L. McComic (3)	2007	$109,176	$26,000	$27,924	$-	$163,100
CFO, Vice President,	2006	$92,326	$12,500	$-	$-	$104,826
Treasurer & Asst. Secretary	2005	$85,475	$10,000	$-	$-	$95,475

(1)
Stock Option grants to Ms. Yanko and Ms. McComic were made on July 12, 2006 with a strike price of $8.24 per share  and a SFAS No. 123(R) value of $5.15. The amounts in this column reflect the compensation cost recognized by the  Company for the fiscal year ended March 31, 2007, in accordance with SFAS No. 123(R) for option awards granted  pursuant to the 2004 Incentive Stock Plan and may include amounts from option awards granted in and prior to fiscal  2007. For a discussion of valuation assumptions, see Note 10 - Stock Options of the Notes to Consolidated Financial  Statements included in our Annual Report on Form 10-K for year ended March 31, 2007.

(2)
All other compensation is comprised of director fees. There are no employment agreements or retirement benefit plans.  Director’s fees are paid at the rate of $1,500 per director quarterly. The Director’s fee for the fourth quarter of fiscal 2007  was paid in fiscal 2008. The sole compensation received by the President and CEO of the Company for such period  consisted of director's fees.

(3)	Salary amounts include accrued vacation not taken and sold back to the Company as follows: $3,768, $3,952 and $4,500 for fiscal 2007, 2006 and 2005, respectively.

EMPLOYEE INCENTIVE STOCK OPTION PLANS

The Company adopted an employee incentive stock plan effective September 14, 2004 supplementing the prior plan adopted September 15, 1997. Under the 1997 plan, 350,000 shares were available for distribution. Awards, granted at the discretion of the compensation committee of the Board, included stock options and restricted stock. Stock options were incentive stock options or non-qualified stock options. The exercise price of each option was not to be less than the market price of the Company's stock on the date of grant. The maximum term of the options is ten years. Restricted stock was to be granted with a condition to attain a specified goal. The purchase price was to be at least $5.00 per share of restricted stock. The awards of restricted stock were to be accepted within sixty days and vest as determined by agreement. Holders of restricted stock were to have all rights of a shareholder of the Company. At March 31, 2007, no restricted stock had been granted under either plan.

The Mexco Energy Corporation 2004 Incentive Stock Plan is to replace, modify and extend the termination date of the existing stock option plan to September 14, 2009. The Plan provides for the award of stock options up to 375,000 shares of which 125,000 may be the subject of stock grants without restrictions and without payment by the recipient and stock awards of up to 125,000 shares with restrictions including payment for the shares and employment of not less than three years from the date of the award. The terms of the stock options are similar to those of the Company's Stock Option Plan except that the term of the Plan is five years from the date of its adoption.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information, as of March 31, 2007, relating to the Company’s Employee Incentive Stock Option Plans. Both plans were approved by security holders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under plan
1997 Employee Incentive Stock Plan	350,000	260,000	$6.10	-
2004 Employee Incentive Stock Plan	375,000	45,000	$7.78	328,000
Total	725,000	305,000	$6.35	328,000

OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes certain information relating to options granted to executive officers during the year ended March 31, 2007.

Name	# of Securities Underlying Options Granted	Individual Grants % to Total Options Granted to Employees	Exercise Price per Share	Expiration Date	After 5 Years Stock Price Appreciation 5% per year	After 5 Years Stock Price Appreciation 10% per year
Donna Gail Yanko	5,000	14.29%	$8.24	7/12/2011	$11,383	$25,153
Tamala L. McComic	10,000	28.57%	$8.24	7/12/2011	$22,766	$50,306

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2007
AND FISCAL YEAR END OPTION VALUES

The following table summarizes the options exercised by executive officers during the year ended March 31, 2007 and the value realized upon exercise.

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)	# of Securities Underlying Unexercised Options (Exercisable)	# of Securities Underlying Unexercised Options (Unexercisable)	Value of Unexercised In-the-Money Options at 3/31/07 (Exercisable) (2)		Value of Unexercised In-the-Money Options at 3/31/07 (Unexercisable) (2)
Nicholas C. Taylor (4)	10,000	$12,400	-	-	$-		$-
Donna Gail Yanko	-	$-	43,750	6,250	$-	(3)	$-	(3)
Tamala L. McComic	10,000	$14,190	25,000	15,000	$11,500		$-	(3)

(1)
The realized value is based on the difference between the market value of the shares purchased on the date of  exercise and the option exercise price multiplied by the number of shares covered by the exercised option.

(2)	The closing price per share on March 31, 2007, was $5.15 as reported by the American Stock Exchange.

(3)	At March 31, 2007, no stock options were in-the-money.

(4)	At March 31, 2007, Mr. Taylor did not hold any options to purchase shares of the Company’s Common Stock.

FISCAL YEAR-END EQUITY AWARDS

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2007 by each of the executive officers.

Name	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-

Donna Gail Yanko	10,000	-	$7.75	4/2/2008
	10,000	-	$7.50	3/3/2009
	10,000	-	$5.25	3/21/2010
	10,000	-	$6.75	1/23/2011
	3,750	1,250	$6.00	7/10/2013
	-	5,000	$8.24	7/12/2011

Tamala L. McComic	10,000	-	$4.00	5/28/2012
	15,000	5,000	$6.00	7/10/2013
	-	10,000	$8.24	7/12/2011

(1)	At March 31, 2007, Mr. Taylor did not hold any options to purchase shares of the Company’s Common Stock.

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2007 by each of the Company’s directors.

Name	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/sh)	Option Expiration Date
Thomas R. Craddick	10,000	-	$7.50	3/3/2009
	10,000	-	$5.25	3/21/2010
	10,000	-	$4.00	5/28/2012

Thomas Graham, Jr.	10,000	-	$7.75	4/2/2008
	10,000	-	$7.50	3/3/2009
	10,000	-	$5.25	3/21/2010
	10,000	-	$6.75	1/23/2011
	10,000	10,000	$6.70	7/2/2014
	5,000	5,000	$6.17	9/14/2009

Arden R. Grover	10,000	-	$4.00	10/23/2011

Jack D. Ladd	10,000	-	$5.25	3/21/2010
	10,000	-	$4.00	5/28/2012
	7,500	2,500	$6.00	7/10/2013

Jeffry A. Smith	7,500	2,500	$7.00	11/20/2013
	-	10,000	$8.24	7/12/2011

Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not included in the Company policy. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 1997 and 2004 Incentive Stock Plans. These plans are described above.

PERFORMANCE GRAPH

The following graph shows how an initial investment of $100 in the Company's Common Stock would have compared to an equal investment in the S&P 500 Index or in an index of Peer Group Competitors over a five-year period beginning March 31, 2002 and ending March 31, 2007. The selected Peer Group consists of several larger independent oil and gas producers: Noble Affiliates, Inc., Pogo Producing Company, Anadarko Petroleum Corporation, Apache Corporation, and Parallel Petroleum Corporation. This group of companies is used by the Company for certain comparisons.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among MEXCO ENERGY CORPORATION, the S & P 500 Index and a PEER GROUP
	2002	2003	2004	2005	2006	2007
MEXCO	$100	$130	$196	$223	$223	$134
S&P 500	$100	$74	$98	$103	$113	$124
PEER GROUP	$100	$98	$102	$139	$149	$153

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of July 12, 2007, by each of the Company's Directors and executive officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

	Number of Shares of CommonStock Beneficially Owned (1)		Percent of Class (2)
BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON STOCK
Howard E. Cox, Jr., Box 2217, 800 Winter St., #300, Waltham, MA 02451	213,400		12.05

SECURITY OWNERSHIP OF MANAGEMENT
Thomas R. Craddick	30,000		1.69
Thomas Graham, Jr. (4)	133,500	(3)	7.29
Arden R. Grover (4)	25,900		1.45
Jack D. Ladd (4)	29,675		1.65
Tamala L. McComic	34,380		1.91
Jeffry A. Smith	17,000		0.95
Nicholas C. Taylor	888,811		50.18
Donna Gail Yanko	57,862	(3)	3.18

Officers and directors as a group (8 persons)	1,217,128		61.24%

(1)
Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of July 12, 2007, pursuant to options to purchase such Common Stock (Mr. Craddick, 30,000; Ms. McComic, 32,500; Mr. Smith, 10,000; Mr. Graham, 60,000; Mr. Grover, 10,000; Mr. Ladd, 27,500; and Ms. Yanko, 46,250).

(2)
Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)	Includes shares beneficially owned as follows: Mr. Graham’s spouse - 7,000; Ms. Yanko’s spouse - 944.

(4)	Denotes a non-employee, “independent” director as defined in Section 121A of the American Stock Exchange rules and the Exchange Act as of January 1, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation.

Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2007 all applicable Section 16(a) filing requirements were met, except that, due to an administrative oversight, one late filing of Form 4 was made for Mr. Smith.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2004, the Company with a team of Russian and U.S. experts began a preliminary study for exploration and development of oil and natural gas reserves in Russia. In connection therewith the Company organized OBTX, LLC, a Delaware limited liability company, in which Mexco owned a 90% interest with the remaining 10% interest split equally among three individuals, one of whom was Arden Grover, a director of the Company. Mr. Grover serves as a member of the board of directors of both OBTX, LLC and its 50% owned Russian subsidiary GazTex, LLC. Since inception of this venture Mr. Grover had invested $21,001 as his share of 3 1/3% ownership of OBTX, LLC. Mexco repurchased all of Mr. Grover’s OBTX, LLC stock on January 15, 2007.

AUDIT FEES AND SERVICES

Audit Fees. The aggregate fees billed for the fiscal years 2006 and 2007 for professional services rendered by Grant Thornton LLP, for the audit of the Company’s annual financial statements and review of the Company’s quarterly reports on Form 10-Q are $75,168 and $87,275, respectively.

Audit Related Fees. There were no fees billed for each of the last two fiscal years for assurance and related services by Grant Thornton LLP, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees. There were no fees billed for the fiscal years 2006 and 2007 for professional services rendered by Grant Thornton LLP, for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees billed in each of the last two fiscal years for products or services provided by Grant Thornton, LLP, other than those reported under the captions “Audit Fees” above.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit or audit related services, all of which was performed in connection with the last two fiscal years of the Company by Grant Thornton, LLP, full-time, permanent employees.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed Grant Thornton LLP as the independent auditors for the Company for the fiscal year ending March 31, 2008, subject to ratification by the stockholders. Grant Thornton LLP served as independent auditors for the Company for the fiscal year ended March 31, 2007. A representative of that firm will not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

ACCESS TO REPORTS

The Company’s refers you to the 2007 Annual Report to Shareholders enclosed with these proxy materials, which includes the Annual Report on Form 10-K for the year ended March 31, 2007, filed with the SEC. Stockholders may obtain, without charge, a copy of the Annual Report on Form 10-K, including the financial statements, schedules and any documents incorporated by reference in the Annual Report on Form 10-K through the public register’s annual report service at http://www.prars.com. A copy of the report also may be obtained by written request in care of the Secretary, Mexco Energy Corporation, 214 West Texas Avenue, Suite 1101, Midland, Texas 79701 or by contacting by telephone at (432) 682-1119. Alternatively, you may access the 2007 Annual Report on the internet at www.sec.gov.

STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company's stockholders is scheduled to be held on September 11, 2008. Appropriate proposals of stockholders intended to be presented at the 2008 Annual Meeting must be received by Ms. Donna Gail Yanko, Secretary, no later than March 7, 2008, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of the Company’s principal executive offices above. Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the proposal been made by the Board of Directors.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This prodecure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 214 West Texas Avenue, Suite 1101, Midland, Texas 79701, telephone number (432) 682-1119. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2007 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered..

OTHER MATTERS

Management knows of no other business which will be presented at the Annual Meeting other than as explained herein. The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Mexco Energy Corporation, Attention: Assistant Secretary, 214 West Texas, Suite 1101, Midland, Texas 79701. All communications received in the mail will be opened by the Company’s Assistant Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Donna Gail Yanko, Secretary

ANNUAL MEETING
September 13, 2007
10:00 A.M.
Petroleum Club of Midland
501 West Wall, Midland, TX 79701

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

Please return this proxy card which requires no postage if mailed in the U.S.A.

The undersigned stockholder of Mexco Energy Corporation hereby appoints Nicholas C. Taylor, Thomas Graham, Jr. and Jack D. Ladd or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held September 13, 2007, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the stated matter and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

A Election of Directors

1. The Board of Directors recommends a vote FOR the following nominees:

	FOR	WITHHOLD		FOR	WITHHOLD
THOMAS R. CRADDICK	☐	☐	DONNA GAIL YANKO	☐	☐

THOMAS GRAHAM, JR.	☐	☐	JACK D. LADD	☐	☐

ARDEN R. GROVER	☐	☐	NICHOLAS C. TAYLOR	☐	☐

JEFFRY A. SMITH	☐	☐

B Issue

The Board of Directors recommends a vote FOR the following proposal:

2. Proposal to ratify the selection of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ended March 31, 2008.	For ☐	Against ☐	Abstain ☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated July 12, 2007. Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporation name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

Dated

Signature 1

Signature 2